U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 29, 2009
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation)		identification number)

Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 8.01 OTHER EVENTS
SIGNATURES

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On January 29, 2009, we furnished to the SEC an Exhibit 99.1 to our current report on Form 8-K containing our earnings release announcing our fourth quarter and full year 2008 results. This amendment is being furnished to correct information contained in Exhibit 99.1 to our current report on Form 8-K furnished on January 29, 2009 to conform to information presented in our Form 10-K for the year ended December 31, 2008. This Amendment replaces in its entirety the first three paragraphs of the earnings release, the Consolidated Statements of Operations, the Consolidated Statements of Funds from Operations and Consolidated Balance Sheets with the following (corrected text is presented in blue):
“SAN FRANCISCO, January 29, 2009 — AMB Property Corporation® (NYSE: AMB), a leading owner, operator and developer of industrial real estate, today reported results for the fourth quarter and full year 2008. Funds from operations per fully diluted share and unit (“FFOPS”) were a $1.68 loss for the fourth quarter of 2008 and income of $0.78 for the full year 2008 compared to income of $1.20 and $3.51 for the same periods in 2007.
Consistent with its previous announcement, the company recognized charges in the fourth quarter 2008 related to the valuation of its development program and reduction in personnel of approximately $220 million or $2.17 per share; these charges were almost entirely non-cash. Excluding the impact of the impairments and restructuring charges, FFO would have been $0.49 for the fourth quarter and $2.92 for the full year 2008.
Net income available to common stockholders per fully diluted share (“EPS”) was a loss of $2.06 for the fourth quarter of 2008 compared to income of $0.92 for the same period in 2007. The loss was primarily attributable to impairment charges and restructuring costs that the company incurred in the quarter. For the full year 2008 EPS was a loss of $0.67 compared to income of $2.96 for the same period in 2007.”
The remainder of Item 2.02 is unchanged, with the exception of the following tables (corrected numbers are presented in blue).

CONSOLIDATED STATEMENTS OF OPERATIONS(1)
(in thousands, except per share data)

	For the Quarters ended		For the Years ended
	December 31,		December 31,
	2008	2007	2008	2007
Revenues
Rental revenues	$157,112	$162,668	$646,575	$639,583
Private capital revenues(2)	7,632	9,700	68,470	31,707

Total revenues	164,744	172,368	715,045	671,290

Costs and expenses
Property operating costs	(45,732)	(45,021)	(184,700)	(174,406)
Depreciation and amortization	(39,641)	(40,183)	(169,145)	(162,311)
General and administrative(3)	(40,651)	(34,251)	(143,982)	(129,510)
Restructuring charges(4)	(12,306)	—	(12,306)	—
Fund costs	(159)	(297)	(1,078)	(1,076)
Real estate impairment losses	(193,918)	(900)	(193,918)	(1,157)
Other expenses(5)(6)	(2,446)	(2,117)	(520)	(5,112)

Total costs and expenses	(334,853)	(122,769)	(705,649)	(473,572)

Other income and expenses
Development profits, net of taxes	4,836	34,802	81,084	124,288
(Losses) gains from sale or contribution of real estate interests, net	—	(1,407)	19,967	73,436
Equity in earnings of unconsolidated joint ventures, net	2,762	181	17,121	7,467
Other (expenses) income(6)	(3,144)	2,316	(3,195)	22,252
Interest expense, including amortization	(33,228)	(30,551)	(133,533)	(126,968)

Total other income and expenses, net	(28,774)	5,341	(18,556)	100,475

(Loss) income before minority interests and discontinued operations	(198,883)	54,940	(9,160)	298,193

Minority interests’ share of loss (income)
Joint venture partners’ share of income before discontinued operations	(2,917)	(6,603)	(32,310)	(27,691)
Joint venture partners’ and limited partnership unitholders’ share of development profits	(1,924)	(8,835)	(9,041)	(13,934)
Preferred unitholders	(1,432)	(1,432)	(5,727)	(8,042)
Limited partnership unitholders	8,144	(57)	5,442	(5,158)

Total minority interests’ share of loss (income)	1,871	(16,927)	(41,636)	(54,825)

(Loss) income from continuing operations	(197,012)	38,013	(50,796)	243,368

Discontinued operations
(Loss) income attributable to discontinued operations, net of minority interests	(94)	1,504	(401)	8,879
Development gains, net of taxes and minority interests	—	49,905	—	49,905
(Losses) gains from sale of real estate, net of minority interests	(306)	7,777	1,887	12,108

Total discontinued operations	(400)	59,186	1,486	70,892

Net (loss) income	(197,412)	97,199	(49,310)	314,260
Preferred stock dividends	(3,950)	(3,950)	(15,806)	(15,806)
Preferred unit redemption issuance costs	—	—	—	(2,930)

Net (loss) income available to common stockholders	$(201,362)	$93,249	$(65,116)	$295,524

Net (loss) income per common share (diluted)	$(2.06)	$0.92	$(0.67)	$2.96

Weighted average common shares (diluted)	97,584	101,121	97,404	99,808

(1)	On July 1, 2008, the partners of AMB Partners II (previously, a consolidated co-investment venture) contributed their interests in AMB Partners II to AMB Institutional Alliance Fund III in exchange for interests in AMB Institutional Alliance Fund III, an unconsolidated co-investment venture.

(2)	Includes incentive and promote distributions for 2008 of $33.0 million for AMB Institutional Alliance Fund III received during the quarter ended June 30, 2008 and of $1.0 million for the dissolution of AMB Erie co-investment venture received during the quarter ended March 31, 2008.

(3)	For the quarter and year ended December 31, 2008, includes an impairment charge of $5.0 million for a reserve against tax assets.

(4)	Restructuring charges represent costs related to the exit of selected markets as well as severance expense related to the general reorganization of the company.

(5)	For the quarter and year ended December 31, 2008, includes $6.8 million to write-off pursuit costs.

(6)	Includes changes in liabilities and assets associated with AMB’s deferred compensation plan.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS(1)
(in thousands, except per share data)

	For the Quarters ended		For the Years ended
	December 31,		December 31,
	2008	2007	2008	2007
Net (loss) income available to common stockholders	$(201,362)	$93,249	$(65,116)	$295,524
Losses (gains) from sale or contribution of real estate, net of minority interests	306	(6,370)	(21,854)	(85,544)
Depreciation and amortization
Total depreciation and amortization	39,641	40,183	169,145	162,311
Discontinued operations’ depreciation	4	49	54	1,415
Non-real estate depreciation	(1,484)	(1,658)	(7,270)	(5,623)
Adjustments to derive FFO from consolidated joint ventures
Joint venture partners’ minority interests (Net income)	2,917	6,603	32,310	27,691
Limited partnership unitholders’ minority interests (Net (loss) income)	(8,144)	57	(5,442)	5,158
Limited partnership unitholders’ minority interests (Development profits)	114	3,384	2,822	7,148
Discontinued operations’ minority interests (Net (loss) income)	(4)	66	217	390
FFO attributable to minority interests	(9,036)	(15,555)	(49,957)	(62,902)
Adjustments to derive FFO from unconsolidated joint ventures
AMB’s share of net income	(2,762)	(181)	(17,121)	(7,467)
AMB’s share of FFO	10,015	6,083	42,742	27,391

Funds from operations	$(169,795)	$125,910	$80,530	$365,492

FFO per common share and unit (diluted)	$(1.68)	$1.20	$0.78	$3.51

Weighted average common shares and units (diluted)	101,102	105,130	102,856	104,169

Adjustments for impairment and restructuring charges
Real estate impairment losses	$193,918		$193,918
Pursuit costs and tax reserve	11,834		11,834
AMB’s share of real estate impairment losses from unconsolidated joint ventures	1,847		1,847
Joint venture partners’ minority interest share of real estate impairment losses	(424)		(424)

Total impairment charges(3)	207,175		207,175
Restructuring charges(4)	12,306		12,306

Funds from operations, excluding impairment and restructuring charges	$49,686		$300,011

FFO, excluding impairment and restructuring charges per common share and unit (diluted)	$0.49		$2.92

(1)	Funds From Operations (“FFO”), Funds From Operations Per Share and Unit (“FFOPS”) and FFO, excluding impairment and restructuring charges (together with FFO and FFOPS, the “FFO Measures”) AMB believes that net income, as defined by U.S. GAAP, is the most appropriate earnings measure. However, AMB considers funds from operations, or FFO, FFO per share and unit, or FFOPS, and FFO, excluding impairment and restructuring charges, to be useful supplemental measures of its operating performance. AMB defines FFOPS as FFO per fully diluted weighted average share of AMB’s common stock and operating partnership units. AMB calculates FFO as net income, calculated in accordance with U.S. GAAP, less gains (or losses) from dispositions of real estate held for investment purposes and real estate-related depreciation, and adjustments to derive AMB’s pro rata share of FFO of consolidated and unconsolidated joint ventures.
AMB includes the gains from development, including those from value-added conversion projects, before depreciation recapture, as a component of FFO. AMB believes that value-added conversion dispositions are in substance land sales and as such should be included in FFO, consistent with the real estate investment trust industry’s long standing practice to include gains on the sale of land in FFO. However, AMB’s interpretation of FFO or FFOPS may not be consistent with the views of others in the real estate investment trust industry, who may consider it to be a divergence from the NAREIT definition, and may not be comparable to FFO or FFOPS reported by other real estate investment trusts that interpret the current NAREIT definition differently than AMB does. In connection with the formation of a joint venture, AMB may warehouse assets that are acquired with the intent to contribute these assets to the newly formed venture. Some of the properties held for contribution may, under certain circumstances, be required to be depreciated under U.S. GAAP. If this circumstance arises, AMB intends to include in its calculation of FFO gains or losses related to the contribution of previously depreciated real estate to joint ventures. Although such a change, if instituted, will be a departure from the current NAREIT definition, AMB believes such calculation of FFO will better reflect the value created as a result of the contributions. To date, AMB has not included gains or losses from the contribution of previously depreciated warehoused assets in FFO.
In addition to presenting FFO as described above, AMB presents FFO, excluding impairment and restructuring charges. AMB calculates FFO, excluding impairment and restructuring charges, as FFO less impairment and restructuring charges and adjustments to derive AMB’s share of impairment charges from consolidated and unconsolidated joint ventures.
To the extent that the book value of a land parcel or development asset exceeded the fair market value of a property, based on its intended holding period, a non-cash impairment charge was recognized for the shortfall. The impairment charges were principally a result of increases in estimated capitalization rates and deterioration in market conditions that adversely impacted values. AMB also recognized charges to write-off pursuit costs related to development projects it no longer plans to commence and to establish a reserve against tax assets associated with the reduction of its development activities. The restructuring charges reflected costs associated with AMB’s reduction in global headcount and cost structure. Although difficult to predict, these charges may be recurring given the uncertainty of the current economic climate and its adverse effects on the real estate markets. While not infrequent or unusual in nature, these charges are subject to market fluctuations that can have inconsistent effects on AMB’s results of operations. The economics underlying these charges reflect market conditions in the short-term but can obscure the value of AMB’s long-term investment decisions and strategies. Management believes FFO, excluding impairment and restructuring charges, is significant and useful to both it and its investors because it more appropriately reflects the value and strength of AMB’s business model and its potential performance isolated from the volatility of the current economic environment. However, in addition to the limitations of FFO Measures generally discussed below, FFO, excluding impairment and restructuring charges, does not present a comprehensive measure of AMB’s financial condition and operating performance. This measure is a modification of the NAREIT definition of FFO and should not be considered a replacement of FFO as AMB defines it or used as an alternative to net income or cash as defined by U.S. GAAP.
AMB believes that the FFO Measures are meaningful supplemental measures of its operating performance because historical cost accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation and amortization expenses. However, since real estate values have historically risen or fallen with market and other conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient. Thus, the FFO Measures are supplemental measures of operating performance for real estate investment trusts that exclude historical cost depreciation and amortization, among other items, from net income, as defined by U.S. GAAP. AMB believes that the use of the FFO Measures, combined with the required U.S. GAAP presentations, has been beneficial in improving the understanding of operating results of real estate investment trusts among the investing public and making comparisons of operating results among such companies more meaningful. AMB considers the FFO Measures to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, the FFO Measures can help the investing public compare the operating performance of a company’s real estate between periods or as compared to other companies. While FFO and FFOPS are relevant and widely used measures of operating performance of real estate investment trusts, the FFO Measures do not represent cash flow from operations or net income as defined by U.S. GAAP and should not be considered as alternatives to those measures in evaluating AMB’s liquidity or operating performance. The FFO Measures also do not consider the costs associated with capital expenditures related to AMB’s real estate assets nor are the FFO Measures necessarily indicative of cash available to fund AMB’s future cash requirements. Management compensates for the limitations of the FFO Measures by providing investors with financial statements prepared according to U.S. GAAP, along with this detailed discussion of the FFO Measures and a reconciliation of the FFO Measures to net income, a U.S. GAAP measurement.
See Consolidated Statements of Funds from Operations for a reconciliation of FFO from net income.
The following table reconciles projected FFO from projected net income for the year ended December 31, 2009:

	2009
	Low	High
Projected net income	$0.55	$0.65
AMB’s share of projected depreciation and amortization	1.55	1.55
Impact of additional dilutive securities, other, rounding	(0.05)	(0.05)

Projected Funds From Operations (FFO)	$2.05	$2.15

AMB’s share of development gains recognized in January 2009	0.25	0.25

Projected FFO, excluding AMB’s share of development gains(2)	$1.80	$1.90

Amounts are expressed per share, except FFO which is expressed per share and unit.

(2)	As Development gains are difficult to predict in the current economic environment, management believes Projected FFO, excluding AMB’s share of development gains is the more appropriate and useful measure to reflect its assessment of AMB’s projected operating performance.

(3)	Impairment charges represent the write down of assets due to estimated fair value being lower than carry value, as well as certain other charges associated with pursuit costs, tax asset reserves and restructuring costs.

(4)	Restructuring charges represent costs related to the exit of selected markets as well as severance expense related to the general reorganization of the company.

CONSOLIDATED BALANCE SHEETS(1)(2)
(dollars in thousands)

	As of
	December 31, 2008	December 31, 2007
Assets
Investments in real estate
Total investments in properties	$6,603,856	$6,709,545
Accumulated depreciation and amortization	(970,737)	(916,686)

Net investments in properties	5,633,119	5,792,859
Investments in unconsolidated joint ventures	431,322	356,194
Properties held for contribution, net	600,852	488,339
Properties held for divestiture, net	8,171	40,513

Net investments in real estate	6,673,464	6,677,905
Cash and cash equivalents and restricted cash	251,231	250,416
Accounts receivable, net	160,528	184,270
Other assets	216,425	149,812

Total assets	$7,301,648	$7,262,403

Liabilities and stockholders’ equity
Secured debt	$1,522,571	$1,471,087
Unsecured senior debt	1,153,926	1,003,123
Unsecured credit facilities	920,850	876,105
Other debt	392,838	144,529
Accounts payable and other liabilities	345,259	306,196

Total liabilities	4,335,444	3,801,040
Minority interests
Joint venture partners	293,367	517,572
Preferred unitholders	77,561	77,561
Limited partnership unitholders	80,169	102,278

Total minority interests	451,097	697,411
Stockholders’ equity
Common equity	2,291,695	2,540,540
Preferred equity	223,412	223,412

Total stockholders’ equity	2,515,107	2,763,952

Total liabilities and stockholders’ equity	$7,301,648	$7,262,403

(1)	During the quarter ended September 30, 2008, AMB acquired the remaining equity interest (approximately 42%) in G. Accion, a Mexican real estate company. Total assets and total liabilities include $174,206 and $126,003, respectively, related to G. Accion as of December 31, 2008.

(2)	On July 1, 2008, the partners of AMB Partners II (previously, a consolidated co-investment venture) contributed their interests in AMB Partners II to AMB Institutional Alliance Fund III in exchange for interests in AMB Institutional Alliance Fund III, an unconsolidated co-investment venture.

ITEM 8.01 OTHER EVENTS.
On January 29, 2009, we filed information from our earnings release announcing our fourth quarter and full year 2008 results in Item 8.01 Other Events on our current report on Form 8-K. This amendment is being filed to correct information contained in Item 8.01 of our current report on Form 8-K filed on January 29, 2009 to conform to information presented in our Form 10-K for the year ended December 31, 2008. This Amendment replaces in its entirety the first three paragraphs of Item 8.01, the Consolidated Statements of Operations, the Consolidated Statements of Funds from Operations, the Consolidated Balance Sheets and the Supplemental Earnings Measures with the following (corrected text is presented in blue):
“On January 29, 2009, we reported results for the fourth quarter and full year 2008. Funds from operations per fully diluted share and unit (“FFOPS”) were a $1.68 loss for the fourth quarter of 2008 and income of $0.78 for the full year 2008 compared to income of $1.20 and $3.51 for the same periods in 2007.
Consistent with our previous announcement, we recognized charges in the fourth quarter 2008 related to the valuation of our development program and reduction in personnel of approximately $220 million or $2.17 per share; these charges were almost entirely non-cash. Excluding the impact of the impairments and restructuring charges, funds from operations (“FFO”) would have been $0.49 for the fourth quarter and $2.92 for the full year 2008.
Net income available to common stockholders per fully diluted share (“EPS”) was a loss of $2.06 for the fourth quarter of 2008 compared to income of $0.92 for the same period in 2007. The loss was primarily attributable to impairment charges and restructuring costs that we incurred in the quarter. For the full year 2008 EPS was a loss of $0.67 compared to income of $2.96 for the same period in 2007.”
The remainder of Item 8.01 is unchanged, with the exception of the following tables (corrected numbers are presented in blue).
SUPPLEMENTAL EARNINGS MEASURES
Included in the footnotes to our attached financial statements is a discussion of why management believes FFO, FFOPS and FFO, excluding impairment and restructuring charges (the “FFO Measures”) are useful supplemental measures of operating performance, ways in which investors might use the FFO Measures when assessing our financial performance and the FFO Measures’ limitations as a measurement tool. Reconciliation from net income to the FFO Measures are provided in the attached tables and published in our quarterly supplemental analyst package.
We believe that net income, as defined by GAAP, is the most appropriate earnings measure. However, we consider cash-basis same store net operating income (SS NOI) to be a useful supplemental measure of our operating performance. Properties that are considered part of the same store pool include all properties that were owned as of the end of both the current and prior year reporting periods and exclude development properties for both the current and prior reporting periods. The same store pool is set annually and excludes properties purchased and developments stabilized after December 31, 2006. In deriving SS NOI, we define NOI as rental revenues, including reimbursements, less property operating expenses, both of which are calculated in accordance with GAAP. Property operating expenses exclude depreciation, amortization, general and administrative expenses and interest expense. We define SS NOI to also exclude straight-line rents and amortization of lease intangibles. We consider SS NOI to be an appropriate and useful supplemental performance measure because it reflects the operating performance of the real estate portfolio excluding effects of non-cash adjustments and provides a better measure of actual cash basis rental growth for a year-over-year comparison. In addition, we believe that SS NOI helps the investing public compare our operating performance with that of other companies. While SS NOI is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flow from operations or net income as defined by GAAP and should not be considered as an alternative to those measures in evaluating our liquidity or operating performance. SS NOI also does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, capital expenditures and leasing costs, or trends in development and construction activities that could materially impact our results from operations. Further, our computation of SS NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating SS NOI. A reconciliation from net income to SS NOI is provided below (dollars in thousands).

	For the Quarters ended		For the Years ended
	December 31,		December 31,
	2008	2007	2008	2007
Net (loss) income	$(197,412)	$97,199	$(49,310)	$314,260
Private capital income	(7,632)	(9,700)	(68,470)	(31,707)
Depreciation and amortization	39,641	40,183	169,145	162,311
Impairment losses	193,918	900	193,918	1,157
General and administrative and fund costs	40,810	34,548	145,060	130,586
Restructuring charges	12,306	—	12,306	—
Total other income and expenses	31,220	(3,224)	19,076	(95,363)
Total minority interests’ share of income	(1,871)	16,927	41,636	54,825
Total discontinued operations	400	(59,186)	(1,486)	(70,892)

NOI	111,380	117,647	461,875	465,177
Less non same-store NOI	(17,021)	(25,477)	(95,486)	(106,524)
Less non cash adjustments(1)	1,167	(562)	456	(4,019)

Cash-basis same-store NOI	$95,526	$91,608	$366,845	$354,634

(1)	Non-cash adjustments include straight line rents and amortization of lease intangibles for the same store pool only.

CONSOLIDATED STATEMENTS OF OPERATIONS(1)
(in thousands, except per share data)

	For the Quarters ended		For the Years ended
	December 31,		December 31,
	2008	2007	2008	2007
Revenues
Rental revenues	$157,112	$162,668	$646,575	$639,583
Private capital revenues(2)	7,632	9,700	68,470	31,707

Total revenues	164,744	172,368	715,045	671,290

Costs and expenses
Property operating costs	(45,732)	(45,021)	(184,700)	(174,406)
Depreciation and amortization	(39,641)	(40,183)	(169,145)	(162,311)
General and administrative(3)	(40,651)	(34,251)	(143,982)	(129,510)
Restructuring charges(4)	(12,306)	—	(12,306)	—
Fund costs	(159)	(297)	(1,078)	(1,076)
Real estate impairment losses	(193,918)	(900)	(193,918)	(1,157)
Other expenses(5)(6)	(2,446)	(2,117)	(520)	(5,112)

Total costs and expenses	(334,853)	(122,769)	(705,649)	(473,572)

Other income and expenses
Development profits, net of taxes	4,836	34,802	81,084	124,288
(Losses) gains from sale or contribution of real estate interests, net	—	(1,407)	19,967	73,436
Equity in earnings of unconsolidated joint ventures, net	2,762	181	17,121	7,467
Other (expenses) income(6)	(3,144)	2,316	(3,195)	22,252
Interest expense, including amortization	(33,228)	(30,551)	(133,533)	(126,968)

Total other income and expenses, net	(28,774)	5,341	(18,556)	100,475

(Loss) income before minority interests and discontinued operations	(198,883)	54,940	(9,160)	298,193

Minority interests’ share of loss (income)
Joint venture partners’ share of income before discontinued operations	(2,917)	(6,603)	(32,310)	(27,691)
Joint venture partners’ and limited partnership unitholders’ share of development profits	(1,924)	(8,835)	(9,041)	(13,934)
Preferred unitholders	(1,432)	(1,432)	(5,727)	(8,042)
Limited partnership unitholders	8,144	(57)	5,442	(5,158)

Total minority interests’ share of loss (income)	1,871	(16,927)	(41,636)	(54,825)

(Loss) income from continuing operations	(197,012)	38,013	(50,796)	243,368

Discontinued operations
(Loss) income attributable to discontinued operations, net of minority interests	(94)	1,504	(401)	8,879
Development gains, net of taxes and minority interests	—	49,905	—	49,905
(Losses) gains from sale of real estate, net of minority interests	(306)	7,777	1,887	12,108

Total discontinued operations	(400)	59,186	1,486	70,892

Net (loss) income	(197,412)	97,199	(49,310)	314,260
Preferred stock dividends	(3,950)	(3,950)	(15,806)	(15,806)
Preferred unit redemption issuance costs	—	—	—	(2,930)

Net (loss) income available to common stockholders	$(201,362)	$93,249	$(65,116)	$295,524

Net (loss) income per common share (diluted)	$(2.06)	$0.92	$(0.67)	$2.96

Weighted average common shares (diluted)	97,584	101,121	97,404	99,808

(1)	On July 1, 2008, the partners of AMB Partners II (previously, a consolidated co-investment venture) contributed their interests in AMB Partners II to AMB Institutional Alliance Fund III in exchange for interests in AMB Institutional Alliance Fund III, an unconsolidated co-investment venture.

(2)	Includes incentive and promote distributions for 2008 of $33.0 million for AMB Institutional Alliance Fund III received during the quarter ended June 30, 2008 and of $1.0 million for the dissolution of AMB Erie co-investment venture received during the quarter ended March 31, 2008.

(3)	For the quarter and year ended December 31, 2008, includes an impairment charge of $5.0 million for a reserve against tax assets.

(4)	Restructuring charges represent costs related to the exit of selected markets as well as severance expense related to the general reorganization of the company.

(5)	For the quarter and year ended December 31, 2008, includes $6.8 million to write-off pursuit costs.

(6)	Includes changes in liabilities and assets associated with AMB’s deferred compensation plan.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS(1)
(in thousands, except per share data)

	For the Quarters ended		For the Years ended
	December 31,		December 31,
	2008	2007	2008	2007
Net (loss) income available to common stockholders	$(201,362)	$93,249	$(65,116)	$295,524
Losses (gains) from sale or contribution of real estate, net of minority interests	306	(6,370)	(21,854)	(85,544)
Depreciation and amortization
Total depreciation and amortization	39,641	40,183	169,145	162,311
Discontinued operations’ depreciation	4	49	54	1,415
Non-real estate depreciation	(1,484)	(1,658)	(7,270)	(5,623)
Adjustments to derive FFO from consolidated joint ventures
Joint venture partners’ minority interests (Net income)	2,917	6,603	32,310	27,691
Limited partnership unitholders’ minority interests (Net (loss) income)	(8,144)	57	(5,442)	5,158
Limited partnership unitholders’ minority interests (Development profits)	114	3,384	2,822	7,148
Discontinued operations’ minority interests (Net (loss) income)	(4)	66	217	390
FFO attributable to minority interests	(9,036)	(15,555)	(49,957)	(62,902)
Adjustments to derive FFO from unconsolidated joint ventures
AMB’s share of net income	(2,762)	(181)	(17,121)	(7,467)
AMB’s share of FFO	10,015	6,083	42,742	27,391

Funds from operations	$(169,795)	$125,910	$80,530	$365,492

FFO per common share and unit (diluted)	$(1.68)	$1.20	$0.78	$3.51

Weighted average common shares and units (diluted)	101,102	105,130	102,856	104,169

Adjustments for impairment and restructuring charges
Real estate impairment losses	$193,918		$193,918
Pursuit costs and tax reserve	11,834		11,834
AMB’s share of real estate impairment losses from unconsolidated joint ventures	1,847		1,847
Joint venture partners’ minority interest share of real estate impairment losses	(424)		(424)

Total impairment charges(2)	207,175		207,175
Restructuring charges(3)	12,306		12,306

Funds from operations, excluding impairment and restructuring charges	$49,686		$300,011

FFO, excluding impairment and restructuring charges per common share and unit (diluted)	$0.49		$2.92

(1)	Funds From Operations (“FFO”), Funds From Operations Per Share and Unit (“FFOPS”) and FFO, excluding impairment and restructuring charges (together with FFO and FFOPS, the “FFO Measures”) AMB believes that net income, as defined by U.S. GAAP, is the most appropriate earnings measure. However, AMB considers funds from operations, or FFO, FFO per share and unit, or FFOPS, and FFO, excluding impairment and restructuring charges, to be useful supplemental measures of its operating performance. AMB defines FFOPS as FFO per fully diluted weighted average share of AMB’s common stock and operating partnership units. AMB calculates FFO as net income, calculated in accordance with U.S. GAAP, less gains (or losses) from dispositions of real estate held for investment purposes and real estate-related depreciation, and adjustments to derive AMB’s pro rata share of FFO of consolidated and unconsolidated joint ventures.
AMB includes the gains from development, including those from value-added conversion projects, before depreciation recapture, as a component of FFO. AMB believes that value-added conversion dispositions are in substance land sales and as such should be included in FFO, consistent with the real estate investment trust industry’s long standing practice to include gains on the sale of land in FFO. However, AMB’s interpretation of FFO or FFOPS may not be consistent with the views of others in the real estate investment trust industry, who may consider it to be a divergence from the NAREIT definition, and may not be comparable to FFO or FFOPS reported by other real estate investment trusts that interpret the current NAREIT definition differently than AMB does. In connection with the formation of a joint venture, AMB may warehouse assets that are acquired with the intent to contribute these assets to the newly formed venture. Some of the properties held for contribution may, under certain circumstances, be required to be depreciated under U.S. GAAP. If this circumstance arises, AMB intends to include in its calculation of FFO gains or losses related to the contribution of previously depreciated real estate to joint ventures. Although such a change, if instituted, will be a departure from the current NAREIT definition, AMB believes such calculation of FFO will better reflect the value created as a result of the contributions. To date, AMB has not included gains or losses from the contribution of previously depreciated warehoused assets in FFO.
In addition to presenting FFO as described above, AMB presents FFO, excluding impairment and restructuring charges. AMB calculates FFO, excluding impairment and restructuring charges, as FFO less impairment and restructuring charges and adjustments to derive AMB’s share of impairment charges from consolidated and unconsolidated joint ventures.
To the extent that the book value of a land parcel or development asset exceeded the fair market value of a property, based on its intended holding period, a non-cash impairment charge was recognized for the shortfall. The impairment charges were principally a result of increases in estimated capitalization rates and deterioration in market conditions that adversely impacted values. AMB also recognized charges to write-off pursuit costs related to development projects it no longer plans to commence and to establish a reserve against tax assets associated with the reduction of its development activities. The restructuring charges reflected costs associated with AMB’s reduction in global headcount and cost structure. Although difficult to predict, these charges may be recurring given the uncertainty of the current economic climate and its adverse effects on the real estate markets. While not infrequent or unusual in nature, these charges are subject to market fluctuations that can have inconsistent effects on AMB’s results of operations. The economics underlying these charges reflect market conditions in the short-term but can obscure the value of AMB’s long-term investment decisions and strategies. Management believes FFO, excluding impairment and restructuring charges, is significant and useful to both it and its investors because it more appropriately reflects the value and strength of AMB’s business model and its potential performance isolated from the volatility of the current economic environment. However, in addition to the limitations of FFO Measures generally discussed below, FFO, excluding impairment and restructuring charges, does not present a comprehensive measure of AMB’s financial condition and operating performance. This measure is a modification of the NAREIT definition of FFO and should not be considered a replacement of FFO as AMB defines it or used as an alternative to net income or cash as defined by U.S. GAAP.
AMB believes that the FFO Measures are meaningful supplemental measures of its operating performance because historical cost accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation and amortization expenses. However, since real estate values have historically risen or fallen with market and other conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient. Thus, the FFO Measures are supplemental measures of operating performance for real estate investment trusts that exclude historical cost depreciation and amortization, among other items, from net income, as defined by U.S. GAAP. AMB believes that the use of the FFO Measures, combined with the required U.S. GAAP presentations, has been beneficial in improving the understanding of operating results of real estate investment trusts among the investing public and making comparisons of operating results among such companies more meaningful. AMB considers the FFO Measures to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, the FFO Measures can help the investing public compare the operating performance of a company’s real estate between periods or as compared to other companies. While FFO and FFOPS are relevant and widely used measures of operating performance of real estate investment trusts, the FFO Measures do not represent cash flow from operations or net income as defined by U.S. GAAP and should not be considered as alternatives to those measures in evaluating AMB’s liquidity or operating performance. The FFO Measures also do not consider the costs associated with capital expenditures related to AMB’s real estate assets nor are the FFO Measures necessarily indicative of cash available to fund AMB’s future cash requirements. Management compensates for the limitations of the FFO Measures by providing investors with financial statements prepared according to U.S. GAAP, along with this detailed discussion of the FFO Measures and a reconciliation of the FFO Measures to net income, a U.S. GAAP measurement.
See Consolidated Statements of Funds from Operations for a reconciliation of FFO from net income.

(2)	Impairment charges represent the write down of assets due to estimated fair value being lower than carry value, as well as certain other charges associated with pursuit costs, tax asset reserves and restructuring costs.

(3)	Restructuring charges represent costs related to the exit of selected markets as well as severance expense related to the general reorganization of the company.

CONSOLIDATED BALANCE SHEETS(1)(2)
(dollars in thousands)

	As of
	December 31, 2008	December 31, 2007
Assets
Investments in real estate
Total investments in properties	$6,603,856	$6,709,545
Accumulated depreciation and amortization	(970,737)	(916,686)

Net investments in properties	5,633,119	5,792,859
Investments in unconsolidated joint ventures	431,322	356,194
Properties held for contribution, net	600,852	488,339
Properties held for divestiture, net	8,171	40,513

Net investments in real estate	6,673,464	6,677,905
Cash and cash equivalents and restricted cash	251,231	250,416
Accounts receivable, net	160,528	184,270
Other assets	216,425	149,812

Total assets	$7,301,648	$7,262,403

Liabilities and stockholders’ equity
Secured debt	$1,522,571	$1,471,087
Unsecured senior debt	1,153,926	1,003,123
Unsecured credit facilities	920,850	876,105
Other debt	392,838	144,529
Accounts payable and other liabilities	345,259	306,196

Total liabilities	4,335,444	3,801,040
Minority interests
Joint venture partners	293,367	517,572
Preferred unitholders	77,561	77,561
Limited partnership unitholders	80,169	102,278

Total minority interests	451,097	697,411
Stockholders’ equity
Common equity	2,291,695	2,540,540
Preferred equity	223,412	223,412

Total stockholders’ equity	2,515,107	2,763,952

Total liabilities and stockholders’ equity	$7,301,648	$7,262,403

(1)	During the quarter ended September 30, 2008, AMB acquired the remaining equity interest (approximately 42%) in G. Accion, a Mexican real estate company. Total assets and total liabilities include $174,206 and $126,003, respectively, related to G. Accion as of December 31, 2008.

(2)	On July 1, 2008, the partners of AMB Partners II (previously, a consolidated co-investment venture) contributed their interests in AMB Partners II to AMB Institutional Alliance Fund III in exchange for interests in AMB Institutional Alliance Fund III, an unconsolidated co-investment venture.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: February 27, 2009	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary